UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2014

Professional Diversity Network, Inc.
(Exact Name of Registrant as specified in its charter)

Delaware	001-35824	80-0900177
(State or other	(Commission File No.)	(IRS Employer
jurisdiction of		Identification Number)
incorporation or
organization)

801 W. Adams Street, Suite 600
Chicago, Illinois 60607
(312) 614-0950
(Address, including zip code, and telephone number
including area code of Registrant’s
principal executive offices)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)           (1) Grant of Options

On March 31, 2014, the Compensation Committee of the Board of Directors (the “Committee”) of Professional Diversity Network, Inc. (the “Company”) granted nonqualified stock option awards to the following named executive officers under the Company’s 2013 Equity Compensation Plan.  The options will vest in three equal installments on each of March 31, 2015, March 31, 2016 and March 31, 2017.  The options were granted at an exercise price of $3.45, which was the closing price of the Company’s common stock on the NASDAQ Capital Market on March 31, 2014.  The awards were granted pursuant to a stock option award agreement, the form of which is filed herewith as Exhibit 10.1 and incorporated herein by reference.

Name and Title of Recipient	Options Awarded
Rudy Martinez, Executive Vice President, CEO of iHispano.com Division	20,000
David Mecklenburger, Chief Financial Officer and Secretary	30,000
Daniel Sullivan, Chief Revenue Officer	25,000

(2) Annual Base Salary Increase and Grant of Cash Bonus

On March 31, 2014, the Committee approved, effective April 1, 2014, an increase in the annual base salary payable to James Kirsch, the Company’s Chief Executive Officer and Chairman of the Board, from $200,000 to $275,000 and an increase in the annual base salary payable to David Mecklenburger, the Company’s Chief Financial Officer and Secretary, from $150,000 to $200,000.  Additionally, the Committee approved a discretionary cash bonus of $50,000 to Mr. Kirsch, which was payable on April 15, 2014, in recognition of Mr. Kirsh’s successful coordination and execution of the Company’s initial public offering during fiscal 2013.

Item 9.01. Financial Statement and Exhibits.

(d) Exhibits

10.1	Form of Nonqualified Stock Option Award Agreement

10.2
Offer Letter, dated July 17, 2013, to David Mecklenburger, incorporated herein by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on July 22, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROFESSIONAL DIVERSITY NETWORK, INC.

Date: April 18, 2014	By:	/s/ David Mecklenburger
David Mecklenburger
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Form of Nonqualified Stock Option Award Agreement

10.2
Offer Letter, dated July 17, 2013, to David Mecklenburger, incorporated herein by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on July 22, 2013